Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of November 2, 2017 (the “Fifth Amendment Effective Date”), is among CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.                                    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.                                    The Borrower has requested that each of Capital One, National Association, KeyBank, National Association, Royal Bank of Canada, PNC Bank, National Association and Branch Banking and Trust Company (each, a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Revolving Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended by this Fifth Amendment).

C.                                    The parties desire to enter into this Fifth Amendment to (i) replace Annex I to the Credit Agreement to reflect the addition of the New Lenders and the reallocation of Lenders’ Applicable Revolving Credit Percentages and Maximum Revolving Credit Amounts, (ii) increase the Aggregate Maximum Revolving Credit Amounts from $500,000,000 to $1,000,000,000 and (iii) reflect the increase of the Borrowing Base from $350,000,000 to $575,000,000, in each case upon the terms and conditions set forth herein and in each case to be effective as of the Fifth Amendment Effective Date.

D.                                    The Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to enter into this Fifth Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by this Fifth Amendment.  Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1                               Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 2, 2017, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“LIBO Screen Rate”  means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for dollars for a period equal in length to such Interest Period) as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion), provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

2.2                               Amended and Restated Definitions.  The following definitions contained in

2

Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.  If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.  For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate.  Notwithstanding the above, to the extent that “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letter and the Security Instruments.

2.3                               Amendment to Section 3.03.  Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 3.03 Alternate Rate of Interest.  (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)  the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or

3

(ii)  the Administrative Agent is advised by the Required Revolving Credit Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or fax as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b)                                 If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable.  Notwithstanding anything to the contrary in Section 12.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Revolving Credit Lenders stating that such Required Revolving Credit Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 3.03(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

2.4                               Amendment to Section 12.02(b).  Section 12.02(b) of the Credit Agreement is hereby amended by deleting the word “Neither” at the beginning thereof and inserting in lieu

4

thereof “Subject to Section 3.03(b), neither”.

2.5                               Replacement of Annex I.

(a)                                 Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.  After giving effect to this Fifth Amendment and any Borrowings made on the Fifth Amendment Effective Date, (a) each Lender (including each New Lender) who holds Revolving Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fifth Amendment) of all Revolving Loans shall advance new Revolving Loans which shall be disbursed to the Administrative Agent and used to repay Revolving Loans outstanding to each Lender who holds Revolving Loans in an aggregate amount greater than its Applicable Percentage of all Revolving Loans, (b) each Lender’s  (including each New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fifth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including each New Lender) equals its Applicable Percentage (after giving effect to this Fifth Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Revolving Loans and adjustments described in this Section 2.5(a).

(b)                                 The Administrative Agent, the Issuing Bank and the Borrower hereby consent to the reallocations and assignments pursuant to Section 2.5(a) and waive the delivery of an Assignment and Assumption and any other condition to the effectiveness of the foregoing reallocations and assignments.  The Administrative Agent hereby consents to a one-time waiver of each $3,500 processing and recordation fee that would otherwise be payable pursuant to Section 12.04(b)(ii)(C) of the Credit Agreement as a result of each of the assignments provided for herein.

Section 3.                                           Redetermination of Borrowing Base.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Lenders hereby agree that for the period from and including the Fifth Amendment Effective Date, but until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.08(e) of the Credit Agreement or Section 8.13(c) of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be increased from $350,000,000 to $575,000,000, which redetermination of the Borrowing Base shall constitute the October 1, 2017 Scheduled Redetermination of the Borrowing Base.  This Section 3 constitutes the New Borrowing Base Notice for the October 1, 2017 Scheduled Redetermination of the Borrowing Base.

Section 4.                                           Conditions Precedent.  The effectiveness of this Fifth Amendment is subject to the following:

4.1                               Counterparts. The Administrative Agent shall have received counterparts of this Fifth Amendment from the Credit Parties and each of the Lenders (including the New Lenders).

5

4.2                               Fees and Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date including, without limitation, the Fifth Amendment Upfront Fees referred to in Section 4.3 below.

4.3                               Upfront Fee.  The Administrative Agent shall have received, for the account of each of the Fifth Amendment Increasing Lenders (as defined below) party to this Fifth Amendment (including, without limitation, JPMorgan Chase Bank, N.A.), mutually agreeable upfront fees (the “Upfront Fees”) for each such Fifth Amendment Increasing Lender on the amount of such Fifth Amendment Increasing Lender’s Fifth Amendment Increased Commitment (as defined below).  As used herein, “Fifth Amendment Increasing Lender” means each Lender (including each New Lender) whose Revolving Credit Commitment after giving effect to Section 2.5(a) and Section 3 hereof exceeds such Lender’s Revolving Credit Commitment, if any, that was in effect immediately prior to giving effect to Section 2.5(a) and Section 3 hereof, and “Fifth Amendment Increased Commitment” means the amount of such excess.

4.4                               Secretary’s Certificates.  The Administrative Agent shall have received one or more certificates of the Secretary or an Assistant Secretary of each Credit Party setting forth (a) resolutions of its board of directors (or comparable governing body) with respect to the authorization of such Credit Party to execute and deliver this Fifth Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in such documents, (b) the officers of such Credit Party (i) who are authorized to sign this Fifth Amendment and the other Loan Documents to which such Credit Party is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Fifth Amendment and the other Loan Documents and the transactions contemplated hereby and thereby, (c) specimen signatures of such authorized officers, and (d) the articles or certificate of incorporation and bylaws (or comparable organizational documents for any Credit Parties that are not corporations) of such Credit Party, certified as being true and complete (or, alternatively with respect to this clause (d), a certification that there have been no changes to the organizational documents most recently delivered and certified to under the Credit Agreement).  The Administrative Agent and the Lenders may conclusively rely on such certificates until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.5                               Certificates of Good Standing.  The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Credit Parties from their jurisdiction of organization.

4.6                               Legal Opinions.  The Administrative Agent shall have received an opinion of Latham & Watkins LLP, special counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent and its counsel.

4.7                               Revolving Notes.  The Administrative Agent shall have received duly executed Revolving Credit Notes payable to each Lender (including each New Lender) requesting a Revolving Credit Note in principal amounts equal to its Maximum Revolving Credit Amount (as amended hereby), dated as of the Fifth Amendment Effective Date.

6

4.8                               Other. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

Section 5.                                           Post-Closing Mortgage Amendments.  No later than December 15, 2017 (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received executed amendments to the existing Security Instruments to reflect the increase of the Aggregate Maximum Revolving Credit Amounts after giving effect to this Fifth Amendment.

Section 6.                                           New Lenders.  Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended by this Fifth Amendment as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended by this Fifth Amendment, to the same extent as if such New Lender were an original signatory thereto.  Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended by this Fifth Amendment as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.  Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fifth Amendment, to consummate the transactions contemplated by this Fifth Amendment and to become a party to, and a Lender under, the Credit Agreement as amended by this Fifth Amendment, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fifth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended by this Fifth Amendment and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 7.                                           Miscellaneous.

7.1                               Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2                               Ratification and Affirmation of Credit Parties.  Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents

7

to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Fifth Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fifth Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fifth Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.

7.3                               Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

7.4                               No Oral Agreement.  THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

7.5                               Governing Law.  THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.6                               Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7                               Severability.  Any provision of this Fifth Amendment which is prohibited or

8

unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8                               Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

9

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

CENTENNIAL RESOURCE MANAGEMENT, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Ryan Fuessel
Name:	Ryan Fuessel
Title:	Authorized Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Joseph Rottinghaus
Name:	Joseph Rottinghaus
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

COMERICA BANK, as a Lender

By:	/s/ Cassandra M. Lucas
Name:	Cassandra M. Lucas
Title:	Portfolio Manager

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan Broussard
Name:	Donovan Broussard
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

U.S. BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

DEUTSCHE BANK AG, NEW YORK
BRANCH, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a New Lender

By:	/s/ Cameron Breitenbach
Name:	Cameron Breitenbach
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

KEYBANK, NATIONAL ASSOCIATION, as a New Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

ROYAL BANK OF CANADA, as a New Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

PNC BANK, NATIONAL ASSOCIATION, as a New Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BRANCH BANKING AND TRUST COMPANY, as a New Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC